                                                                      Exhibit 24

                            LIMITED POWER OF ATTORNEY

          WHEREAS, AMERICAN RE CORPORATION, a Delaware corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement"), with such amendments (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents related thereto, in connection with the Company's offer to exchange up to $500 Million of its 7.45% Senior Notes due 2026, Series B, for any and all of its outstanding 7.45% Senior Notes due 2026, Series A;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company does hereby appoint Robert
K. Burgess, James R. Fisher and George T. O'Shaughnessy, Jr. his true and lawful attorneys-in-fact and with full power of substitution and resubstitution,

(i) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, the Registration Statement including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto; and

(ii) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify the securities being offered under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of January, 1997.


                                        /s/ Claus Helbig
                                        ----------------------------
                                        Claus Helbig

                            LIMITED POWER OF ATTORNEY

          WHEREAS, AMERICAN RE CORPORATION, a Delaware corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement"), with such amendments (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents related thereto, in connection with the Company's offer to exchange up to $500 Million of its 7.45% Senior Notes due 2026, Series B, for any and all of its outstanding 7.45% Senior Notes due 2026, Series A;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company does hereby appoint Robert
K. Burgess, James R. Fisher and George T. O'Shaughnessy, Jr. his true and lawful attorneys-in-fact and with full power of substitution and resubstitution,

(i) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, the Registration Statement including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto; and

(ii) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify the securities being offered under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of January, 1997.


                                        /s/ Hans Rathnow
                                        ------------------------------
                                        Hans Rathnow

                            LIMITED POWER OF ATTORNEY

          WHEREAS, AMERICAN RE CORPORATION, a Delaware corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement"), with such amendments (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents related thereto, in connection with the Company's offer to exchange up to $500 Million of its 7.45% Senior Notes due 2026, Series B, for any and all of its outstanding 7.45% Senior Notes due 2026, Series A;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company does hereby appoint Robert
K. Burgess, James R. Fisher and George T. O'Shaughnessy, Jr. his true and lawful attorneys-in-fact and with full power of substitution and resubstitution,

(i) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, the Registration Statement including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto; and

(ii) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify the securities being offered under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of January, 1997.


                                        /s/ Hans-Jurgen Schinzler
                                        ------------------------------------
                                        Hans-Jurgen Schinzler

                            LIMITED POWER OF ATTORNEY

          WHEREAS, AMERICAN RE CORPORATION, a Delaware corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement"), with such amendments (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents related thereto, in connection with the Company's offer to exchange up to $500 Million of its 7.45% Senior Notes due 2026, Series B, for any and all of its outstanding 7.45% Senior Notes due 2026, Series A;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company does hereby appoint Robert
K. Burgess, James R. Fisher and George T. O'Shaughnessy, Jr. his true and lawful attorneys-in-fact and with full power of substitution and resubstitution,

(i) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, the Registration Statement including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto; and

(ii) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify the securities being offered under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of January, 1997.


                                        /s/ Paul H. Inderbitzin
                                        -------------------------------
                                        Paul H. Inderbitzin

                            LIMITED POWER OF ATTORNEY

          WHEREAS, AMERICAN RE CORPORATION, a Delaware corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement"), with such amendments (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents related thereto, in connection with the Company's offer to exchange up to $500 Million of its 7.45% Senior Notes due 2026, Series B, for any and all of its outstanding 7.45% Senior Notes due 2026, Series A;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company does hereby appoint Robert
K. Burgess, James R. Fisher and George T. O'Shaughnessy, Jr. his true and lawful attorneys-in-fact and with full power of substitution and resubstitution,

(i) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, the Registration Statement including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto; and

(ii) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify the securities being offered under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of January, 1997.


                                        /s/ Edward B. Jobe
                                        -------------------------------
                                        Edward B. Jobe